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                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 333-45185.

                                          ARTHUR ANDERSEN LLP
Orange County, California
March 20, 1998